SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2003

METROCALL HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21924	54-1215634
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of		Identification No.)
incorporation )

6677 Richmond Highway, Alexandria, Virginia	22306
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 660-6677

Item 5. Other Events.

     On September 25, 2003, Metrocall Holdings, Inc. issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in response to this item.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit No.	Description

99.1	Press Release dated September 25, 2003

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROCALL HOLDINGS, INC
By: /s/ GEORGE Z. MORATIS
/s/ George Z. Moratis Name: George Z. Moratis Title: Chief Financial Officer and Treasurer

Dated: September 26, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated September 25, 2003